Exhibit 10.29

SECOND AMENDMENT TO

LEASE AGREEMENT

(MULTI-TENANT FACILITY)

This Second Amendment (“Second Amendment”) is entered into this 19th day of June, 2007 with regard to that certain Lease Agreement (Multi-Tenant Facility) dated February 8, 2006 and that certain First Amendment to Lease Agreement (Multi-Tenant Facility) dated December 11, 2006 (“First Amendment”) (collectively, the “Lease”), by and between YORK COUNTY, LLC, a California limited liability company (“Landlord”) and CORGENIX MEDICAL CORPORATION, a Nevada corporation (“Tenant”), for that certain approximate thirty-two thousand (32,000) rentable square feet of space (“Property”) located in Landlord’s approximate one hundred two thousand four hundred (102,400) square foot building known as Broomfield 1, located at 11575 Main Street, City and County of Broomfield, State of Colorado (“Project”).

WHEREAS, the parties desire to modify the Lease pursuant to the terms as herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants set forth below, it is agreed as follows:

1.               All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

2.               The recital of the First Amendment is hereby amended by deleting “(32,480)” and inserting “(32,000)” in its place and stead. Thus, it is hereby acknowledged and confirmed that the square footage of the Property is thirty-two thousand (32,000) rentable square feet.

3.               To incorporate the cost of the Tenant Improvement in excess of the Tenant Improvement Allowance (as such terms are defined in the Work Letter of the Lease), Landlord and Tenant hereby acknowledge and agree that the Base Rent matrix (set forth in Section 1.12(a) of the Lease and amended by the First Amendment) is hereby deleted in its entirety and replaced with the following revised Base Rent matrix:

	Square Feet	Base Lease Rate		Amortized Tenant Improvements		Estimated Operating Expenses	Subtotal per SF	Square Feet	Base Lease Rate		Estimated Operating Expenses	Subtotal per SF	Combined Square Feet	Combined Total Rent per SF
7/6/06 - 8/27/06	25,600	$		$		$1.61	$1.61	6,400	$		$1.61	$1.61	32,000	$1.61
8/28/06 - 1/27/07	25,600	$		$		$1.61	$1.61	6,400	$		$1.61	$1.61	32,000	$1.61
1/28/07 - 5/27/07	25,600		$4.00		$5.24	$1.61	$10.85	6,400	$		$1.61	$1.61	32,000	$9.00
5/28/07 - 8/27/07	25,600		$4.00		$5.26	$1.61	$10.87	6,400	$		$1.61	$1.61	32,000	$9.01
8/28/07 - 1/27/08	25,600		$4.00		$5.26	$1.61	$10.87	6,400		$3.00	$1.61	$4.61	32,000	$9.61
1/28/08 - 1/27/09	25,600		$5.64		$5.26	$1.61	$12.51	6,400		$3.09	$1.61	$4.70	32,000	$10.94
1/28/09 - 1/27/10	25,600		$6.85		$5.26	$1.61	$13.72	6,400		$3.18	$1.61	$4.79	32,000	$11.92
1/28/10 - 1/27/11	25,600		$7.19		$5.26	$1.61	$14.06	6,400		$3.28	$1.61	$4.89	32,000	$12.21
1/28/11 - 1/27/12	25,600		$7.55		$5.26	$1.61	$14.42	6,400		$3.38	$1.61	$4.99	32,000	$12.52
1/28/12 - 1/27/13	25,600		$7.93		$5.26	$1.61	$14.80	6,400		$3.48	$1.61	$5.09	32,000	$12.85
1/28/13 - 11/27/13	25,600		$8.33		$5.26	$1.61	$15.20	6,400		$3.58	$1.61	$5.19	32,000	$13.19

4.               This Second Amendment is intended to modify the Lease and shall be deemed to amend any language in the Lease which is read or interpreted contrary to the provisions set forth herein.  Any covenant or provision of the Lease which is not inconsistent with this Second Amendment shall remain in full force and effect.

5.               This Second Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.

LANDLORD:

YORK COUNTY, LLC,
a California limited liability company

By:	Panattoni Investments, LLC,
a California limited liability company,
Managing Member

By: /s/ Carl D. Panattoni
Carl D. Panattoni, Trustee of the Panattoni
Living Trust, Dated April 8, 1998,
Managing Member

TENANT:

CORGENIX MEDICAL CORPORATION,
a Nevada corporation

By:	/s/ Douglass T. Simpson
Name:	Douglas T. Simpson
Its:	President & CEO